Exhibit 10.6

                       CARD PRODUCTION SERVICE AGREEMENT

EFT Source, Inc. of Nashville, Tennessee (Company) and Merchant Processing International, Inc., 18500 Von Karman Suite 530, Irvine, CA 92612 (client) hereby enter into this Agreement in which EFT Source will provide certain services for said Client in return for compensation as outlined herein and with attachments.

1. PRODUCTION PROGRAMMING:As directed by Client, EFT Source will computer program a card production process for a fee of $295.00 per card type. This fee includes the computer programming actions necessary to produce a valid card program on the EFT Source production system. EFT Source will submit card production specifications to the CLIENT for review and will not complete the card production services until it receives written approval from CLIENT. The EFT Source client service representative is responsible for coordinating the implementation of the client's card program, which will include the production of client's test cards. CLIENT recognizes and understands testing and approval of CLIENT's card program is the CLIENT's responsibility. CLIENT also understands that production delays may occur without CLIENT's written test approval of the card program.

2. PRODUCTION SERVICES AND PRICES:  The EFT Source client service representative
  --------------------------------
will review with the CLIENT all services which will be performed by EFT Source. Attachment A defines all prices for services available to CLIENT. Attachment A will be reviewed on a quarterly basis to review quantities and pricing.

3.  EFT  SOURCE  PERFORMANCE  OBLIGATIONS

3.1  ACCEPTANCE  OF  CONFORMING  CARD ORDERS:  CLIENT acknowledges that each and
   ------------------------------------------
every card production order must pass EFT Source computer automated card production edits which are the exact production specifications tested and approved by CLIENT. CLIENT acknowledges card orders, which fail production edits, may result in delays in production fulfillment. Conforming card orders for new and replacement card issues will be received via electronic file transmission or by other mediums (e.g., diskette, tape) as mutually agreed by the parties involved in the card production process.

3.2  TWO  BUSINESS  DAY  FULFILLMENT:  EFT  Source  will fulfill conforming card
   ----------------------------------
production orders (including card processing and mailing) within 48 hours or two business days from the date it receives such orders prior to 12:00 PM Central Time on the ordering date. Notwithstanding the foregoing, "48 hour" and "two business day" service will not be provided on EFT Source holidays or weekends; and "48 hour" and "two business day" service does not apply to renewal issues, which will be sent separate from new and replacement issues. Finally, "48 hour" and "two business day" service does not apply in instances of CLIENT submitting non-conforming card processing orders. CLIENT will be notified in the most expedient manner of a non-conforming transmission, and once the problem is rectified, EFT Source will then fulfill its "two business day" obligation as written above.

3.3  CONFIDENTIAL  INFORMATION:EFT Source will consider as confidential and will
   ----------------------------
not disclose to third parties confidential information, data or plans of CLIENT or its affiliates that is disclosed to EFT Source in the performance of the Agreement and identified by CLIENT as confidential, unless the information so classified is already known to EFT Source or its agents, employees or representatives, or to others not bound by a duty of confidentiality; such information becomes publicly available through no fault of EFT Source; or the use of such information is necessary in connection with legal proceedings. EFT Source will take reasonable action to prevent its agents, employees, or representatives from disclosing Confidential Information.

4.  PAYMENT  TERMS
  ----------------

4.1 MONTHLY INVOICES:  Payments are due from CLIENT net 30 days from the date of
    -----------------
the invoice. Payments not received within 30 days of the due date of invoice are subject to a late fee of 3% (three percent) of the net invoice amount. Payments not received within 45 days of the date of invoice are subject to interest of 1.5% (one and one half percent) per month for each month (or partial month) that the payment is not received (provided, however, that in no event shall the interest rate exceed the maximum rate allowed by applicable law.) Acceptance by EFT Source of partial payment of the total amount due does not relieve CLIENT of its obligation to pay any remaining amounts due, including without limitation late fees or interest (billed or unbilled).


4.2  OPTIONAL  PROVISION  OF KEY COPIES:  For an additional fee, EFT Source will
     -----------------------------------
provide CLIENT with copies of the Card Verification Value ("CVV") and Card Verification Code ("CVC") keys (each pair of such keys, a "Key Copy"). If CLIENT initials the Automatic Key Copy Option on Attachment A, EFT Source will automatically provide CLIENT with a Key Copy each time it first uses a new key to encode cards for CLIENT. In exchange for this service, CLIENT will pay EFT Source $300.00 per Key Copy upon receipt of EFT Source's invoice. If CLIENT fails to initial the Automatic Key Copy Option on Attachment A or if CLIENT requests EFT Source to provide additional Key Copies, EFT Source will provide Key Copies to CLIENT at a price of $2,500.00 per Key Copy or EFT Source's then prevailing rate, whichever is higher.

5.  EFT  REGULATIONS  DISCLOSURE:  Federal  and  State laws regarding electronic
  -------------------------------
funds transfer may affect various aspects of the CLIENT'S intended program and should be carefully reviewed by the CLIENT'S legal counsel. EFT Source is not responsible (and will not be held accountable) for non-compliance with the Federal EFT Act, Regulation E, or other Federal or State laws or regulations.

6.  REMEDIES

6.1  REMEDIES  AVAILABLE  TO  EITHER  PARTY  The  following  remedies  shall  be
   ----------------------------------------
available  to  either  party:
(a) Either party may terminate this Agreement, upon written notice to the other party, if such other party breaches this Agreement and fails to cure such breach within twenty (20) days of being notified thereof in writing.
(b) Either party may immediately terminate this Agreement without notice (or at the earliest time permitted by applicable law) if (i) any involuntary proceeding in bankruptcy or under any similar law is filed against the other party (the "Bankrupt Party") or its property which is not dismissed within 60
              ---------------
days after filing; (ii) any voluntary proceeding in bankruptcy or under any similar law is filed by the Bankrupt Party; (iii) The Bankrupt Party is dissolved or liquidated: (v) a receiver or trustee is appointed by the Bankrupt Party or its property; (v) The Bankrupt Party makes an assignment for the benefit of creditors; (vi) or the Bankrupt Party becomes insolvent or is generally unable to pay its debts as they become due.

6.2  REMEDIES AVAILABLE TO EFT SOURCE  The following remedies shall be available
   ----------------------------------
to  EFT  Source:
(a) Failure by CLIENT to pay in full all amounts due in owing, when due and owing, shall be a default hereunder, and EFT Source shall have all the rights of a contracting party under the laws of the State of Tennessee in the event of such a default plus attorney fees and costs incurred in connection with the enforcement of such rights.
(b) EFT Source shall be fully indemnified by CLIENT in respect of all liability arising out of or in connection with laws governing or related to electronic
funds  transfers,  as  set  forth  in  Section  5   hereof.
                                       ----------

6.3  REMEDIES  AVAILABLE  TO CLIENT The following remedies shall be available to
   --------------------------------
CLIENT:
(a)  Faulty  Production:  If  parties  mutually  determine  that  a card sent to
     -------------------
CLIENT'S  customer  has  been improperly produced, EFT Source shall replace such card  at  no  cost  to  CLIENT.
(b)  Failure  To  Fulfill  Two-Day  Card Service  If  EFT Source fails to comply
     -------------------------------------------
with the obligation described herein to provide the two-day card processing service, pursuant to the terms and conditions of and subject to the limitations of Section 3, CLIENT may be provided a per card credit to its monthly invoice.
    ----------
(using  the  monthly  "per  card  fee"  schedule  in  Appendix  A  hereof  ).
(c)  Disclosure  of  Confidential  Information  In  the  event  that  EFT Source
     -----------------------------------------
breaches  its  duty to CLIENT, as described in Section 3 hereof, to maintain the
                                               ---------
confidentiality of the Confidential Information, CLIENT may seek injunctive relief and respect to such a breach.
(d)  LIMITATION  OF  DAMAGES  Notwithstanding  any  other  provision herein, EFT
     -----------------------
Source's liability to CLIENT is limited to an amount not greater than the amount paid by CLIENT pursuant to this Agreement.

6.4 NO SPECIAL OR CONSEQUENTIAL DAMAGE  In no event shall either party be liable
   -----------------------------------
to the other party for special or consequential damages hereunder or in connection herewith.

6.5  DISPUTE RESOLUTION  The parties may, by mutual consent, at any time seek to
     ------------------
resolve any and all disputes by the use of mediation and/or binding or non-binding arbitration. Unless the parties agree otherwise in writing, neither party waives its right to seek the remedies otherwise available to it hereunder by pursuing alternative dispute resolution such as mediation or arbitration.

7.  TERM/TERMINATION  OF  AGREEMENT:  The  term of this Agreement is three years
    --------------------------------
from the date of this Agreement. Thereafter the parties, upon mutual written agreement, may renew this Agreement for additional one-year periods. Client or Company may terminate this agreement prematurely by providing ninety (90) days written notice of intent to terminate.

8. DISCLAIMER OF WARRANTY:  EFT SOURCE WARRANTS ONLY THAT THE SERVICES PERFORMED
   -----------------------
UNDER THIS AGREEMENT WILL BE PERFORMED IN ACCORDANCE WITH THE CRITERIA STATED IN SECTIONS 1 AND 3 HEREOF. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, ORAL OR WRITTEN, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, ACCURACY OF INFORMATION OR TITLE.

9.  RELATIONSHIP  OF  THE  PARTIES:  No  employment,  partnership,  or  agency
  --------------------------------
relationship or joint venture is created by reason of this Agreement. Neither party is authorized to bind the other to any agreement or contract with any third party.

10. RECOGNITION BY PARTIES OF ADEQUACY OF TERMS OF AGREEMENT:  The parties agree
   ---------------------------------------------------------
that their negotiations have led each of them to an understanding of the business needs and requirements of the other party in connection with the services to be provided under this Agreement. Each of the parties acknowledges that the terms of this Agreement adequately define and provide for its business needs and requirements in connection with the services to be provided hereunder.

11.  ASSIGNMENT;  AGREEMENT FOR BENEFIT OF PARTIES ONLY:  This Agreement will be
   ----------------------------------------------------
binding upon and will inure to the benefit of the parties hereto and their successors and permitted assigns. Notwithstanding the above, neither party may assign this Agreement without the prior written consent of the other party. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.

12.  COMPLETE  AGREEMENT;  AMENDMENT;  WAIVER:  Each of the parties acknowledges
   ------------------------------------------
that it has reviewed this Agreement and understands its terms and conditions. This Agreement represents the complete understanding of the parties with respect to the matters set forth herein and supersedes any and all previous representations, statements, or promises, whether verbal or in writing. The parties specifically affirm the limitations in respect of warranties and remedies set forth herein and agree that no other warranties or promises have been made except the express warranties made herein. This Agreement may not be modified, altered, amended, or changed except by mutual agreement in writing. No failure by either party to insist upon strict performance of any term of this Agreement will act as a waiver of such party's right to insist upon strict performance of such term at a later time or to insist upon strict performance of any other term of this Agreement.

13.  GOVERNING  LAW;  JURISDICTION; VENUE :  This Agreement shall be governed by
   --------------------------------------
and construed in accordance with the substantive laws of the State of StateTennessee as if it were negotiated, executed and performed entirely within the State of StateplaceTennessee. In the event of any dispute involving this Agreement, the parties hereto consent to the exclusive jurisdiction of the courts  in  the  State  of  Tennessee  located  in  Nashville,  Davidson County,
Tennessee, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Tennessee, and each of the parties waives any objection to venue laid therein. The provisions of this Section
                                                                         -------
13shall  survive  any  termination  of  this  Agreement.
--

14.  COUNTERPARTS:  This Agreement may be executed in any number of counterparts
     ------------
(by facsimile transmission or otherwise), and each shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written below.

MERCHANT  PROCESSING  INTERNATIONAL,  INC.        EFT  SOURCE,  INC.

Name:                                             Name:

Signature:                                        Signature:

Title:                                            Title:

Date:                                             Date:


REVIEWED  BY:
                                                  Initials          Date

EFT  Source  Production  Manager:                 ______          _______
EFT  Source  Client  Service  Representative:     ______          _______
EFT  Source  Accounting  Manager:                 ______          _______

                                  ATTACHMENT A

                                EFT SOURCE, INC.
CARD PERSONALIZATION SERVICE PRICES FOR MERCHANT PROCESSING INTERNATIONAL, INC.

                        [Confidential Price Information]

                                  ATTACHMENT B

                            EFT SOURCE PORTAL ACCESS
                            ------------------------
                                   BACKGROUND

A. EFT Source and Client are parties to that certain Card Production Service Agreement (the "Card Production Service Agreement") pursuant to which EFT Source is providing Client with certain card production services.
B. Effective January 1st 2003, EFT Source will maintain a secure, Internet-based service located at the URL [Confidential] (including any upgraded versions, successors or replacements, "Internet Site") to facilitate the Client's review of its account relating to such card production services, including without limitation, Client's tracking of card production orders.
     Now, Therefore, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     ACCESS TO AND USE OF INTERNET SITE. CLIENT'S ACCESS TO AND USE OF THE
     ----------------------------------
INTERNET SITE IS SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

     (a) EFT Source may, at any time and in its sole discretion, modify, revise or otherwise change the Internet Site (including without limitation adding or discontinuing any or all services or transactions offered through the Internet Site), in whole or in part, without notice or liability to Client. All of the provisions of the Card and Service Production Agreement are incorporated herein.

     (b) Subject to the terms and conditions of this Agreement, Client is granted a limited, revocable, nonexclusive and nontransferable license, without the right to sublicense, to access and use the Internet Site only for (i) displaying the Internet Site on Client's Internet browser so Client can access and review its account information; and (ii) printing or copying portions of the Internet Site relating to Client's account information. Client's access and use of the Internet Site is further limited to internal purposes only and Client shall not, directly or indirectly allow any third party other than an authorized user to access or use the Internet Site or use the Internet Site in the operation of a service bureau, application service provider or similar business.

     (c)     Except  as  permitted in the limited license set forth in paragraph
(a), above, Client shall not copy, reproduce, distribute, display, perform, sell, lease, transmit or create derivative works from the Internet Site (in whole or in part) or translate, modify, reverse-engineer, disassemble, or decompile the Internet Site.

     (d) Client may not upload to, or distribute or otherwise publish through the Internet Site any content, information, or other material that (i) violates or infringes the rights of any persons, including without limitation, rights in copyrights, patents, trademarks, service marks, trade secrets, and other proprietary rights; (ii) is libelous, threatening, defamatory, obscene, indecent, pornographic, or could give rise to any civil or criminal liability under U.S. or international law; or (iii) includes any bugs, viruses, worms, trap doors, Trojan horses or other harmful code or properties.

          (e) EFT Source shall not be liable to Client for any interruptions or failures relating to Client's access to and/or use of the Internet Site relating to any circumstances that are beyond EFT Source's control, including without limitation, war, insurrection, sabotage, terrorist acts, embargo, fire, flood, strike or other labor disturbance, governmental acts, interruption of or delay in transportation, unavailability of or interruption or delay in telecommunications or third party services, failure of third party software or inability to obtain power used in or equipment needed for provision of Internet services.

     (f) Although EFT Source has taken reasonable steps to prevent the unauthorized access to its computer systems by third parties, Client acknowledges that use of the Internet and related resources involves potential computer security risks and Client agrees that EFT Source cannot and does not guarantee against the risk that its computer systems will be free from unauthorized access. Client further agrees that EFT Source shall not be liable to Client for any unauthorized access to and/or misuse of EFT Source's computer systems, or for Client's inability to access or use the Internet Site due to any reason beyond EFT Source's control.

     (g) All information and data that is part of the Internet Site, including without limitation, text, graphics, photos, illustrations, images, video and audio clips (collectively, "Content") and all trademarks, service marks, trade dress, logos and tag lines displayed on this Site (collectively, the "Marks") are the sole and exclusive property of EFT Source or their respective owners. Client is not granted any right or license, either express or implied, in any Marks, patents, trade secrets, rights of publicity or other intellectual or proprietary rights of EFT Source or any of the goodwill associated with any of the foregoing. Client shall not remove any copyright, trademark, or other proprietary legends or notices that appear on, in or as part of the Internet Site.

     (h) Client may be assigned a password and ID to access and use the Internet Site. If Client requires more than one password and ID, Client shall appoint a password coordinator to administer the distribution of passwords and IDs to individual users. Each individual user who uses any of such passwords and IDs shall be deemed to be authorized to access and use the Internet Site and EFT Source shall not have any obligation to investigate the authorization or source of any such access or use. Client is solely responsible for protecting the security and confidentiality of all password(s) and ID(s). Client acknowledges and agrees that it will be solely responsible for all access and use of the Internet site by individual users and any other third party who uses the password(s) and ID(s) whether or not such access and use is actually authorized by client, including without limitation, all financial obligations that may result from such access or use.

     (i) All content, services and transactions offered as part of the Internet site are provided on an "as-is" and "as available" basis. The Internet site may include inaccuracies, mistakes or typographical errors. EFT Source does not warrant that the content will be uninterrupted or error free. EFT Source disclaims any and all representations and warranties, express or implied, including without limitation, the implied warranties of merchantability, fitness for a particular purpose, noninfringement, title, quiet enjoyment, data accuracy and system integration.

     (j) To the maximum extent permitted by applicable law, in no event shall EFT Source or any of its officers, directors, employees or agents be liable for punitive, consequential, incidental, exemplary, indirect or special damages (including without limitation damages resulting from lost revenues, business, use, data or other intangibles), regardless of legal theory (including without limitation, negligence), whether or not such damages were foreseeable and even if EFT Source had been advised of the possibility or likelihood of such damages.

     (k) Without limiting the foregoing, EFT Source's maximum cumulative liability to client shall not exceed the amount of fees received by EFT Source by client for the card production services.

     GENERAL.  THIS  ATTACHMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
     -------
WITH THE LAWS OF THE STATE OF _TENNESSEE WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES. THIS ATTACHMENT MAY BE SIGNED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH, TAKEN TOGETHER, SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Attachment as of the Effective Date by each of their undersigned duly authorized representatives.


MERCHANT PROCESSING INTERNATIONAL, INC.  EFT SOURCE, INC.

Name:____________________________        Name:___________________________

Signature:_________________________      Signature:________________________

Title:_____________________________      Title:____________________________

Date:_____________________________       Date:____________________________